Exhibit 10.3
REGISTRATION RIGHTS AGREEMENT
This Registration Rights Agreement (the “Agreement”) is made and entered into as of this 4th day of August, 2016, by and among Cinedigm Corp., a Delaware corporation (the “Company”), (ii) the holders of the Company’s Common Stock (the “Holders”) set forth on the attached Schedule A and such persons who may become Holders from time to time pursuant to Section 8(e) below.
WHEREAS, the Company has requested that the Holders extend term loans (the “Second Lien Financing”) to the Company pursuant to the terms of that certain Second Lien Loan Agreement (the “Second Lien Loan Agreement”), dated as of July 14, 2016, by and among the Company, the Holders and Cortland Capital Market Services LLC, a Delaware limited liability company, as Agent (the “Agent”); and
WHEREAS, in connection with the Second Lien Financing and related transactions, the Company shall issue Warrants and/or Shares to the Holders; and
WHEREAS, it is a condition to the Holders’ willingness to consummate the Second Lien Financing that the Company and the Holders agree to the terms and subject to the conditions set forth in this Agreement.
In recognition of the foregoing and for other good and valuable consideration, the receipt of which is hereby acknowledged, the Parties hereby agree as follows:
1.Certain Definitions.
As used in this Agreement, the following terms shall have the following meanings:
“Affiliate” means, with respect to a person, another person that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, such person. For the purpose of this definition, “control” includes the beneficial ownership of more than 50% of the equity securities of an entity.
“Allowed Delay” has the meaning assigned to such term in Section 2(c)(ii)
“Blackout Period” has the meaning assigned to such term in Section 2(c)(i).
“Chez IRA” means first Bank & Trust as Custodian of the Ronald L. Chez IRA #1073.
“Common Stock” means the Company’s Class A common stock, par value $0.001 per share, and any securities into which such shares may hereinafter be reclassified.
“Filing Deadline” has the meaning assigned to such term in Section 2(a).

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“Holders” has the meaning assigned to such term in the introductory paragraph, along with any Affiliate or permitted transferee of any Holder who becomes a holder of any shares of Common Stock.
“Initial Closing Date” means July 14, 2016.
“Lead Counsel” means counsel designated by the Lead Holder.
“Lead Holder” means Chez IRA.
“1933 Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.
“1934 Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.
“Prospectus” means (i) the prospectus included in any Registration Statement, as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by such Registration Statement and by all other amendments and supplements to the prospectus, including post-effective amendments and all material incorporated by reference in such prospectus, and (ii) any “free writing prospectus” as defined in Rule 405 under the 1933 Act.
“Register,” “registered” and “registration” refer to a registration made by preparing and filing a Registration Statement or similar document in compliance with the 1933 Act (as defined below), and the declaration or ordering of effectiveness of such Registration Statement or document.
“Registrable Securities” means (i) the Warrant Shares and the Shares and (ii) any other securities issued or issuable with respect to or in exchange for Registrable Securities, whether by exercise, conversion, merger, charter amendment or otherwise; provided, that, a security shall cease to be a Registrable Security upon (A) a sale pursuant to an effective Registration Statement or Rule 144 or any other applicable exemption under the 1933 Act, or (B) such security becoming eligible for sale without restriction by the Holder thereof pursuant to Rule 144.
“Registration Statement” means any registration statement of the Company filed under the 1933 Act that covers the resale of any of the Registrable Securities pursuant to the provisions of this Agreement, amendments and supplements to such Registration Statement, including post-effective amendments, all exhibits and all material incorporated by reference in such Registration Statement.
“Required Holders” means (i) the Lead Holder and (ii) the Holders beneficially owning a majority of the Registrable Securities without giving effect to any beneficial ownership limitation set forth in Warrants (inclusive of the Lead Holder).
“SEC” means the U.S. Securities and Exchange Commission.

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“Second Lien Loan Documents” has the meaning assigned to such term in the Second Lien Loan Agreement.
“Shares” means shares of Common Stock issued to Holders by the Company in connection with the Second Lien Financing and related transactions, including an aggregate of 406,000 shares of Common Stock issued to the Lead Holder thereunder, as well as 155,000 shares of Common Stock issued to an affiliate of the Lead Holder pursuant to the Settlement Agreement, dated July 30, 2015, as amended, with the Company.
“Subsequent Closing Date” means the latest Subsequent Closing Date as defined in the Second Lien Loan Agreement.
“Underwritten Offering” means a sale of securities of the Company to an underwriter or underwriters for re-offering to the public.
“Warrant Shares” means the shares of Common Stock issuable upon exercise of the Warrants (including, without limitation, any shares of Common Stock issuable pursuant to the anti-dilution and other adjustment provisions set forth in the Warrants).
“Warrants” means the warrants issued to the Lead Holder by the Company on the Initial Closing Date pursuant to the Second Lien Loan Documents.
2.
    Registration.
(a)
    Registration Statement. Within the later of (i) ninety (90) days following the Initial Closing Date or (ii) thirty (30) days following the Subsequent Closing Date (the “Filing Deadline”), the Company shall prepare and file with the SEC one (1) shelf Registration Statement on Form S-1 or such other form under the Securities Act then available to the Company providing for the resale of all Registrable Securities pursuant to Rule 415 from time to time by the Holders (a “Shelf Registration Statement”). The Company shall use best efforts to cause such Shelf Registration Statement to be declared effective by the Commission as soon as practicable after the initial filing thereof. Any Shelf Registration Statement shall provide for the resale from time to time, and pursuant to any method or combination of methods legally available (including, without limitation, an Underwritten Offering, a direct sale to purchasers or a sale through brokers or agents) by the Holders of any and all Registrable Securities. Such Registration Statement also shall cover pursuant to Rule 416 such indeterminate number of additional shares of Common Stock due to an increase in the number of Warrant Shares resulting from adjustments pursuant to the terms of the Warrants. Such Registration Statement shall not include any shares of Common Stock or other securities for the account of any other holder without the prior written consent of the Required Holders. The Registration Statement (and each amendment or supplement thereto, and each request for acceleration of effectiveness thereof) shall be provided in accordance with Section 3(c) to the Holders and the Lead Counsel prior to its filing or other submission. If a Registration Statement covering the Registrable Securities is not filed with the SEC on or prior to the Filing Deadline, the Company will make pro rata payments to each Holder, as liquidated damages and not as a penalty, in an amount equal to 1.0% of the

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aggregate amount invested by such Holder pursuant to the Second Lien Loan Agreement for each 30-day period or pro rata for any portion thereof following the Filing Deadline for which no Registration Statement is filed with respect to the Registrable Securities; provided, however, that the maximum aggregate liquidated damages payable to a Holder under this Agreement shall be six percent (6%) of the aggregate amount invested by such Holder pursuant to the Second Lien Loan Agreement. Such payments shall be made to each Holder in cash no later than five (5) Business Days after the end of each 30-day period in which such liquidated damages accrue. No liquidated damages shall accrue under this Section 2(a) if such delay in filing the Registration Statement is substantially caused by one or more of the Holders or their agents, representatives or counsel.
(b)
    Expenses. The Company will pay all expenses associated with effecting the registration of the Registrable Securities, including filing and printing fees, the Company’s counsel and accounting fees and expenses, the Lead Holder’s fees and expenses (including, without limitation, reasonable attorneys’ fees) in connection with the registration, costs associated with clearing the Registrable Securities for sale under applicable state securities laws, and listing fees, but excluding discounts, commissions, fees of underwriters, selling brokers, dealer managers or similar securities industry professionals with respect to the Registrable Securities being sold.
(c)
    Effectiveness.
(i)
    The Company shall use its best efforts to have the Registration Statement declared effective as soon as practicable. The Company shall notify the Holders by facsimile or e-mail as promptly as practicable, and in any event, within twenty-four (24) hours, after any Registration Statement is declared effective and shall simultaneously provide the Holders with copies of any related Prospectus to be used in connection with the sale or other disposition of the securities covered thereby. If (A) a Registration Statement covering the Registrable Securities is not declared effective by the SEC prior to the earlier of (i) five (5) Business Days after the SEC shall have informed the Company that no review of the Registration Statement will be made or that the SEC has no further comments on the Registration Statement or (ii) the 150th day after the Initial Closing Date, or (B) after a Registration Statement has been declared effective by the SEC but before the end of the Effectiveness Period (as defined below), sales cannot be made pursuant to such Registration Statement for any reason (including without limitation by reason of a stop order, or the Company’s failure to update the Registration Statement), but excluding any Allowed Delay (as defined below) or the inability of any Holder to sell the Registrable Securities covered thereby due to market conditions, the Company will make pro rata payments to each Holder, as liquidated damages and not as a penalty, in an amount equal to 1.0% of the aggregate amount invested by such Holder pursuant to the Second Lien Loan Agreement for each 30-day period or pro rata for any portion thereof following the date by which such Registration Statement should have been effective (the “Blackout Period”); provided, however, that the maximum aggregate liquidated damages payable to a Holder under this Agreement shall be three percent (3%) of the aggregate amount invested by such Holder pursuant to the Second Lien Loan Agreement. The amounts payable as liquidated damages pursuant to this paragraph shall be paid monthly within five (5) Business Days of the last day of each month following the

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commencement of the Blackout Period until the termination of the Blackout Period. Such payments shall be made to each Holder in cash. No liquidated damages shall accrue under this Section 2(c)(i) if such delay in the Registration Statement being declared effective is substantially caused by one or more of the Holders or their agents, representatives or counsel.
(ii)
    For not more than ten (10) consecutive days or for a total of not more than thirty (30) days in any twelve (12) month period, the Company may suspend the use of any Prospectus included in any Registration Statement contemplated by this Section in the event that the Company determines in good faith that such suspension is necessary to (A) delay the disclosure of material non-public information concerning the Company, the disclosure of which at the time is not, in the good faith opinion of the Company, in the best interests of the Company or (B) amend or supplement the affected Registration Statement or the related Prospectus so that such Registration Statement or Prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the case of the Prospectus in light of the circumstances under which they were made, not misleading (an “Allowed Delay”); provided, however, that the Company shall promptly (a) notify each Holder in writing of the commencement of an Allowed Delay, but shall not (without the prior written consent of the applicable Holder) disclose to such Holder any material non-public information giving rise to an Allowed Delay, (b) advise the Holders in writing to cease all sales under the Registration Statement until the end of the Allowed Delay and (c) use best efforts to terminate an Allowed Delay as promptly as practicable.
(d)
    Rule 415; Cutback. If at any time the SEC takes the position that the offering of some or all of the Registrable Securities in a Registration Statement is not eligible to be made on a delayed or continuous basis under the provisions of Rule 415 under the 1933 Act or requires any Holder to be named as an “underwriter” as such term is defined under the 1933 Act, the Company shall use its best efforts to persuade the SEC that the offering contemplated by the Registration Statement is a bona fide secondary offering and not an offering “by or on behalf of the issuer” as defined in Rule 415 and that none of the Holders is an “underwriter”. The Lead Holder shall have the right to participate or have the Lead Counsel participate in any meetings or discussions with the SEC regarding the SEC’s position and to comment or have the Lead Counsel comment on any written submission made to the SEC with respect thereto. No such written submission shall be made to the SEC to which the Lead Counsel reasonably objects. In the event that, despite the Company’s best efforts and compliance with the terms of this Section 2(d), the SEC refuses to alter its position, the Company shall (i) remove from the Registration Statement such portion of the Registrable Securities (the “Cut Back Shares”) and/or (ii) agree to such restrictions and limitations on the registration and resale of the Registrable Securities as the SEC may require to assure the Company’s compliance with the requirements of Rule 415 (collectively, the “SEC Restrictions”); provided, however, that the Company shall not agree to name any Holder as an “underwriter” in such Registration Statement without the prior written consent of such Holder. Any cut-back imposed on the Holders pursuant to this Section 2(d) shall be allocated among the Holders on a pro rata basis, unless the SEC Restrictions otherwise require or provide or the Lead Holder otherwise agrees. Liquidated damages shall not accrue on any Cut Back Shares (i) so long as the Company effects

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the registration of such Cut Back Shares as soon as practicable in accordance with any SEC Restrictions or (ii) if a Holder declines to be named as an “underwriter” in such Registration Statement, if so required by the SEC, and as a result elects not to have included in the Registration Statement such Holder’s Registrable Securities.
(e)
    Right to Piggyback Registration.
(i)
    If at any time following the date of this Agreement that any Registrable Securities remain outstanding and are not freely tradable under Rule 144 (A) there is not one or more effective Registration Statements covering all of the Registrable Securities and (B) the Company proposes for any reason to register any shares of Common Stock under the 1933 Act (other than pursuant to a registration statement on Form S-4 or Form S-8 (or a similar or successor form) or pursuant to an already-effective registration statement) with respect to an offering of Common Stock by the Company for its own account or for the account of any of its stockholders, it shall at each such time promptly give written notice to the holders of the Registrable Securities of its intention to do so (but in no event less than thirty (30) days before the anticipated filing date) and, to the extent permitted under the provisions of Rule 415 under the 1933 Act, include in such registration all Registrable Securities with respect to which the Company has received written requests for inclusion therein within fifteen (15) days after receipt of the Company’s notice (a “Piggyback Registration”). Such notice shall offer the holders of the Registrable Securities the opportunity to register such number of shares of Registrable Securities as each such holder may request and shall indicate the intended method of distribution of such Registrable Securities.
(ii)
    Notwithstanding the foregoing, (A) if such registration involves an Underwritten Offering, the Holders must sell their Registrable Securities to, if applicable, the underwriter(s) at the same price and subject to the same underwriting discounts and commissions that apply to the other securities sold in such offering (it being acknowledged that the Company shall be responsible for other expenses as set forth in Section 2(b)) and subject to the Holders entering into customary underwriting documentation for selling stockholders in an underwritten public offering, and (B) if, at any time after giving written notice of its intention to register any Registrable Securities pursuant to Section 2(e)(i) and prior to the effective date of the registration statement filed in connection with such registration, the Company shall determine for any reason not to cause such registration statement to become effective under the 1933 Act, the Company shall deliver written notice to the Holders and, thereupon, shall be relieved of its obligation to register any Registrable Securities in connection with such registration; provided, however, that nothing contained in this Section 2(e)(ii) shall limit the Company’s liabilities and/or obligations under this Agreement, including, without limitation, the obligation to pay liquidated damages under this Section 2; provided further, however, that liquidated damages under Sections 2(a) and 2(c)(i) hereunder shall not accrue with respect to such Registrable Securities registered pursuant to a Piggyback Registration under this Section 2(e).
3.
    Company Obligations. The Company will use best efforts to effect the registration of the

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Registrable Securities in accordance with the terms hereof, and pursuant thereto the Company will, as expeditiously as possible:
(a)
    use best efforts to cause such Registration Statement to become effective and to remain continuously effective for a period that will terminate upon the earliest date on which all Registrable Securities covered by such Registration Statement as amended from time to time, either have been sold or may be sold without restriction pursuant to Rule 144 (the “Effectiveness Period”);
(b)
    prepare and file with the SEC such amendments and post-effective amendments to the Registration Statement and the Prospectus as may be necessary to keep the Registration Statement effective for the Effectiveness Period and to comply with the provisions of the 1933 Act and the 1934 Act with respect to the distribution of all of the Registrable Securities covered thereby;
(c)
    provide copies to and permit the Lead Counsel to review each Registration Statement and all amendments and supplements thereto no fewer than three (3) Business Days prior to their filing with the SEC and not file any document to which the Lead Counsel reasonably objects;
(d)
    furnish to the Holders and the Lead Counsel (i) promptly after the same is prepared and publicly distributed, filed with the SEC, or received by the Company (but not later than two (2) Business Days after the filing date, receipt date or sending date, as the case may be) one (1) copy of any Registration Statement and any amendment thereto, each preliminary prospectus and Prospectus and each amendment or supplement thereto, and each letter written by or on behalf of the Company to the SEC or the staff of the SEC, and each item of correspondence from the SEC or the staff of the SEC, in each case relating to such Registration Statement (other than any portion of any thereof which contains information for which the Company has sought confidential treatment), and (ii) such number of copies of a Prospectus, including a preliminary prospectus, and all amendments and supplements thereto and such other documents as each Holder may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such Holder that are covered by the related Registration Statement;
(e)
    use best efforts to (i) prevent the issuance of any stop order or other suspension of effectiveness and, (ii) if such order is issued, obtain the withdrawal of any such order at the earliest possible moment;
(f)
    if required under applicable law, prior to any public offering of Registrable Securities, use best efforts to register or qualify or cooperate with the Holders and the Lead Counsel in connection with the registration or qualification of such Registrable Securities for offer and sale under the securities or blue sky laws of such jurisdictions requested by the Holders and do any and all other best acts or things necessary or advisable to enable the distribution in such jurisdictions of the Registrable Securities covered by the Registration Statement; provided, however, that the Company

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shall not be required in connection therewith or as a condition thereto to (i) qualify to do business in any jurisdiction where it would not otherwise be required to qualify but for this Section 3(f), (ii) subject itself to general taxation in any jurisdiction where it would not otherwise be so subject but for this Section 3(f), (iii) file a general consent to service of process in any such jurisdiction, or (iv) register or qualify the Registrable Securities in a jurisdiction outside the United States;
(g)
    use best efforts to cause all Registrable Securities covered by a Registration Statement to be listed on each securities exchange, interdealer quotation system or other market on which similar securities issued by the Company are then listed;
(h)
    promptly notify the Holders, at any time prior to the end of the Effectiveness Period, upon discovery that, or upon the happening of any event as a result of which, the Prospectus includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing, and promptly prepare, file with the SEC and furnish to such Holder a supplement to or an amendment of such Prospectus as may be necessary so that such Prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing;
(i)
    otherwise use best efforts to comply with all applicable rules and regulations of the SEC under the 1933 Act and the 1934 Act, including, without limitation, Rule 172 under the 1933 Act, file any final Prospectus, including any supplement or amendment thereof, with the SEC pursuant to Rule 424 under the 1933 Act, promptly inform the Holders in writing if, at any time during the Effectiveness Period, the Company does not satisfy the conditions specified in Rule 172 and, as a result thereof, the Holders are required to deliver a Prospectus in connection with any disposition of Registrable Securities and take such other actions as may be reasonably necessary to facilitate the registration of the Registrable Securities hereunder; and
(j)
    With a view to making available to the Holders the benefits of Rule 144 (or its successor rule) and any other rule or regulation of the SEC that may at any time permit the Holders to sell shares of Common Stock to the public without registration, the Company covenants and agrees to: (i) make and keep public information available, as those terms are understood and defined in Rule 144, until the earlier of (A) six (6) months after such date as all of the Registrable Securities may be sold without restriction by the Holders thereof pursuant to Rule 144 or any other rule of similar effect or (B) such date as all of the Registrable Securities shall have been resold; (ii) file with the SEC in a timely manner all reports and other documents required of the Company under the 1934 Act; and (iii) furnish to each Holder upon request, as long as such Holder owns any Registrable Securities, (A) a written statement by the Company that it has complied with the reporting requirements of the 1934 Act, (B) a copy of the Company’s most recent Annual Report on Form 10-K or Quarterly Report on Form 10-Q, and (C) such other information as may be reasonably

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requested in order to avail such Holder of any rule or regulation of the SEC that permits the selling of any such Registrable Securities without registration.
Notwithstanding the foregoing, the obligations of the company under this Section 3 shall terminate when Registrable Securities are no longer held by the Holders or their Affiliates.
4.
    Information. Other than with respect to Holders who are officers or directors of, or consultants to, the Company, the Company shall not disclose material nonpublic information to the Holders, or to advisors to or representatives of the Holders, unless prior to disclosure of such information the Company identifies such information as being material nonpublic information and provides the Holders, such advisors and representatives with the opportunity to accept or refuse to accept such material nonpublic information for review, and any Holder wishing to obtain such information enters into an appropriate confidentiality agreement with the Company with respect thereto.
5.
    Obligations of the Holders.
(a)
    Each Holder shall furnish in writing to the Company such information regarding itself, the Registrable Securities held by it and the intended method of disposition of the Registrable Securities held by it, as shall be reasonably required to effect the registration of such Registrable Securities and shall execute such documents in connection with such registration as the Company may reasonably request. At least five (5) Business Days prior to the first anticipated filing date of any Registration Statement, the Company shall notify each Holder of the information the Company requires from such Holder if such Holder elects to have any of the Registrable Securities included in the Registration Statement. An Holder shall provide such information to the Company at least three (3) Business Days prior to the first anticipated filing date of such Registration Statement if such Holder elects to have any of the Registrable Securities included in the Registration Statement. There shall be no prejudice to the Company as a result of any Holder’s delay in the foregoing.
(b)
    Each Holder, by its acceptance of the Registrable Securities, agrees to cooperate with the Company as reasonably requested by the Company in connection with the preparation and filing of a Registration Statement hereunder, unless such Holder has notified the Company in writing of its election to exclude all of its Registrable Securities from such Registration Statement.
(c)
    Each Holder agrees that, upon receipt of any notice from the Company of either (i) the commencement of an Allowed Delay pursuant to Section 2(c)(ii) or (ii) the happening of an event pursuant to Section 3(h) hereof, or upon a Holder’s knowing receipt of material nonpublic information concerning the Company, such Holder will immediately discontinue disposition of Registrable Securities pursuant to the Registration Statement covering such Registrable Securities, until the Holder is advised by the Company that such dispositions may again be made.

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6.
    Indemnification.
(a)
    Indemnification by the Company. The Company will indemnify and hold harmless each Holder that participates in the offering of Registrable Securities and its officers, directors, members, employees and agents, successors and assigns, and each other person, if any, who controls such Holder within the meaning of the 1933 Act, against any losses, claims, damages or liabilities, joint or several, to which they may become subject under the 1933 Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon: (i) any untrue statement or alleged untrue statement or omission or alleged omission of any material fact contained in any Registration Statement, any preliminary Prospectus or final Prospectus, or any amendment or supplement thereof; (ii) any blue sky application or other document executed by the Company specifically for that purpose or based upon written information furnished by the Company filed in any state or other jurisdiction in order to qualify any or all of the Registrable Securities under the securities laws thereof (any such application, document or information herein called a “Blue Sky Application”); (iii) the omission or alleged omission to state in a Blue Sky Application a material fact required to be stated therein or necessary to make the statements therein not misleading; (iv) any violation by the Company or its agents of any rule or regulation promulgated under the 1933 Act applicable to the Company or its agents and relating to action or inaction required of the Company in connection with such registration; or (v) any failure to register or qualify the Registrable Securities included in any such Registration Statement in any state where the Company or its agents has affirmatively undertaken or agreed in writing that the Company will undertake such registration or qualification on an Holder’s behalf and will reimburse such Holder, and each such officer, director or member and each such controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company will not be liable in any such case if and to the extent that any such loss, claim, damage or liability (i) arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission so made in conformity with information furnished by such Holder or any such controlling person in writing specifically for use in such Registration Statement or Prospectus, (ii) arises out of the negligence or intentional misconduct of a Holder, (iii) arises with respect to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld or delayed), or (iv) relates to a sale of Registrable Securities in violation of Section 2(c)(ii).
(b)
    Indemnification by the Holders. Each Holder participating in the offering of Registrable Securities agrees, severally but not jointly, to indemnify and hold harmless, to the fullest extent permitted by law, the Company, its directors, officers, employees, stockholders and each person who controls the Company (within the meaning of the 1933 Act) against any losses, claims, damages, liabilities and expense (including reasonable attorney fees) resulting from any untrue statement of a material fact or any omission of a material fact required to be stated in the Registration Statement or Prospectus or preliminary Prospectus or amendment or supplement thereto or necessary to make the statements therein not misleading, to the extent, but only to the extent that such untrue statement

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or omission is contained in any information furnished in writing by such Holder to the Company specifically for inclusion in such Registration Statement or Prospectus or amendment or supplement thereto. In no event shall the liability of a Holder be greater in amount than the dollar amount of the proceeds received by such Holder upon the sale of the Registrable Securities included in the Registration Statement giving rise to such indemnification obligation.
(c)
    Conduct of Indemnification Proceedings. Any person entitled to indemnification hereunder shall (i) give prompt notice to the indemnifying party of any claim with respect to which it seeks indemnification and (ii) permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party; provided that any person entitled to indemnification hereunder shall have the right to employ separate counsel and to participate in the defense of such claim, but the fees and expenses of such counsel shall be at the expense of such person unless (a) the indemnifying party has agreed to pay such fees or expenses, or (b) the indemnifying party shall have failed to assume the defense of such claim and employ counsel reasonably satisfactory to such person or (c) in the reasonable judgment of any such person, based upon written advice of its counsel, a conflict of interest exists between such person and the indemnifying party with respect to such claims (in which case, if the person notifies the indemnifying party in writing that such person elects to employ separate counsel at the expense of the indemnifying party, the indemnifying party shall not have the right to assume the defense of such claim on behalf of such person); and provided, further, that the failure of any indemnified party to give notice as provided herein shall not relieve the indemnifying party of its obligations hereunder, except to the extent that such failure to give notice shall materially adversely affect the indemnifying party in the defense of any such claim or litigation. It is understood that the indemnifying party shall not, in connection with any proceeding in the same jurisdiction, be liable for fees or expenses of more than one separate firm of attorneys at any time for all such indemnified parties. No indemnifying party will (i), except with the consent of the indemnified party, consent to entry of any judgment or enter into any settlement that does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect of such claim or litigation and (ii) be liable for any settlement entered into without the indemnifying party’s prior written approval, such approval not to be unreasonably withheld or delayed.
(d)
    Contribution. If for any reason the indemnification provided for in the preceding paragraphs (a) and (b) is unavailable to an indemnified party or insufficient to hold it harmless, other than as expressly specified therein, then the indemnifying party shall contribute to the amount paid or payable by the indemnified party as a result of such loss, claim, damage or liability in such proportion as is appropriate to reflect the relative fault of the indemnified party and the indemnifying party, as well as any other relevant equitable considerations. No person guilty of fraudulent misrepresentation within the meaning of Section 11(f) of the 1933 Act shall be entitled to contribution from any person not guilty of such fraudulent misrepresentation. In no event shall the contribution obligation of a Holder of Registrable Securities be greater in amount than the dollar amount of the proceeds (net of all expenses paid by such Holder in connection with any claim relating to this Section 6 and the amount of any damages such Holder has otherwise been required to pay by reason of such untrue

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or alleged untrue statement or omission or alleged omission) received by it upon the sale of the Registrable Securities giving rise to such contribution obligation.
7.
    Miscellaneous.
(a)
    Amendments and Waivers. This Agreement may be amended only by a writing signed by the Company and the Required Holders. The Company may take any action herein prohibited, or omit to perform any act herein required to be performed by it, only if the Company shall have obtained the written consent to such amendment, action or omission to act, of the Required Holders.
(b)
    Notices. All notices, demands, requests, directions and other communications required or expressly authorized to be made by this Agreement shall, whether or not specified to be in writing but unless otherwise expressly specified to be given by any other means, be given in writing and addressed to, with respect to any party, the Persons and addresses specified under such party’s name on Schedule B. All notices, demands, requests and other communications made in connection with this Agreement shall be effective and be deemed to have been received (i) if delivered by hand, upon personal delivery, (ii) if delivered by overnight courier service, one (1) Business Day after delivery to such courier service, (iii) if delivered by mail, when received, (iv) if delivered by facsimile, upon sender’s receipt of confirmation of proper transmission.
(c)
    Assignments and Transfers by Holders. The provisions of this Agreement shall be binding upon and inure to the benefit of the Holders and their respective successors and assigns. A Holder may transfer or assign, in whole or from time to time in part, to one or more persons its rights hereunder in connection with the transfer of Registrable Securities by such Holder to such person, provided that such Holder complies with all laws applicable thereto and provides written notice of assignment to the Company promptly after such assignment is effected.
(d)
    Assignments and Transfers by the Company. This Agreement may not be assigned by the Company (whether by operation of law or otherwise) without the prior written consent of the Required Holders; provided, however, that in the event that the Company is a party to a merger, consolidation, share exchange or similar business combination transaction in which the Common Stock is converted into the equity securities of another Person, from and after the effective time of such transaction, such Person shall, by virtue of such transaction, be deemed to have assumed the obligations of the Company hereunder, the term “Company” shall be deemed to refer to such Person and the term “Registrable Securities” shall be deemed to include the securities received by the Holders in connection with such transaction unless such securities are otherwise freely tradable by the Holders after giving effect to such transaction.
(e)
    Additional Holders. Upon any subsequent closing pursuant to the Second Lien Loan Agreement, any lender at such subsequent closing shall be entitled to become a Holder and join

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this Agreement by delivering to the Company a Joinder Signature Page in the form of Exhibit A attached hereto, and Schedule B shall be amended and supplemented by the Company’s listing such additional Holder(s) on Schedule B.
(f)
    Benefits of the Agreement. The terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective permitted successors and assigns of the parties. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.
(g)
    Counterparts; Facsimiles. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. This Agreement may also be executed via facsimile, which shall be deemed an original.
(h)
    Titles and Subtitles. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.
(i)
    Severability. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof but shall be interpreted as if it were written so as to be enforceable to the maximum extent permitted by applicable law, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by applicable law, the parties hereby waive any provision of law which renders any provisions hereof prohibited or unenforceable in any respect.
(j)
    Further Assurances. The parties shall execute and deliver all such further instruments and documents and take all such other actions as may reasonably be required to carry out the transactions contemplated hereby and to evidence the fulfillment of the agreements herein contained.
(k)
    Entire Agreement. Along with the other Second Lien Loan Documents, this Agreement is intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein. Along with the Second Lien Loan Documents, this Agreement supersedes all prior agreements and understandings between the parties hereto with respect to such subject matter.
(l)
    Governing Law; Consent to Jurisdiction; Waiver of Jury Trial. This Agreement shall be

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governed by, and construed in accordance with, the internal laws of the State of New York without regard to the choice of law principles thereof. Each of the parties hereto irrevocably submits to the exclusive jurisdiction of the courts of the State of New York located in New York County and the United States District Court for the Southern District of New York for the purpose of any suit, action, proceeding or judgment relating to or arising out of this Agreement and the transactions contemplated hereby. Service of process in connection with any such suit, action or proceeding may be served on each party hereto anywhere in the world by the same methods as are specified for the giving of notices under this Agreement. Each of the parties hereto irrevocably consents to the jurisdiction of any such court in any such suit, action or proceeding and to the laying of venue in such court. Each party hereto irrevocably waives any objection to the laying of venue of any such suit, action or proceeding brought in such courts and irrevocably waives any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum. EACH OF THE PARTIES HERETO WAIVES ANY RIGHT TO REQUEST A TRIAL BY JURY IN ANY LITIGATION WITH RESPECT TO THIS AGREEMENT AND REPRESENTS THAT COUNSEL HAS BEEN CONSULTED SPECIFICALLY AS TO THIS WAIVER.
[Remainder of page left intentionally blank]

IN WITNESS WHEREOF, the parties have executed this Rights Agreement or caused their duly authorized officers to execute this Rights Agreement as of the date first above written.
COMPANY:
CINEDIGM CORP., a Delaware corporation
By:    /s/ Gary S. Loffredo
Name: Gary S. Loffredo
Title: SVP

HOLDER:
RONALD L. CHEZ, INC., an Illinois Corporation
By:    /s/ Ronald L. Chez
Name: Ronald L. Chez
Title: President

HOLDER:
FIRST BANK & TRUST AS CUSTODIAN OF THE IRA #1073
By:    /s/ Karen Rose
Name: Karen Rose
Title: Authorized signatory

SCHEDULE A
HOLDERS
1. First Bank & Trust as Custodian of The Ronald L. Chez Ira #1073

SCHEDULE B
NOTICES
If to the Company:
Cinedigm Corp.
902 Broadway, 9th Floor
New York, NY 10010.
Attention: Gary S. Loffredo
Email: gloffredo@cinedigm.com
with a copy to:
Kelley Drye & Warren LLP
101 Park Avenue, 27th Floor
New York, NY 10178
Attention: Jonathan Cooperman
Email: JCooperman@kelleydrye.com
Facsimile: (212) 808-7897
If to the Lead Lender:
First Bank & Trust as Custodian of the
Ronald L. Chez IRA #1073
Attention: Karen Rose
820 Church Street
Evanston, Illinois 60201
Tel: (847) 733-7400 ext. 261
Email: Krose@firstbt.com
with a copy to:
Holland & Knight LLP
131 South Dearborn Street, 30th Floor
Chicago, IL 60603
Attention: Elias Matsakis, Esq.
Email: elias.matsakis@hklaw.com
Telephone: (312) 715-5731
Facsimile: (312) 578-6666

EXHIBIT A
Joinder Signature Page
By executing and delivering this Joinder Signature Page, the undersigned, as provided in Section 8(e) of the Registration Rights Agreement (the “Registration Rights Agreement”) dated as of July __, 2016 among Cinedigm Corp. (the “Company”) and the Holders party thereto, hereby becomes a party to the Registration Rights Agreement as a Holder thereunder with the same force and effect as if originally named as a Holder therein. From and after the date hereof, the undersigned shall for all purposes be a party to the Registration Rights Agreement and shall have the same rights, benefits and obligations as an original Holder party thereto.
The undersigned hereby represents and warrants that each of the representations and warranties contained in the Registration Rights Agreement applicable to it is true and correct on and as the date hereof as if made on and as of such date.
HOLDER:
[NAME OF HOLDER]
By:
Name:
Title:
Date:

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